UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

     Date of Report (date of earliest event reported) : September 24, 2007

                          Discovery Technologies, Inc.
               (Exact name of registrant as specified in charter)

                                     Kansas
                 (State or other jurisdiction of incorporation)

                000-18606                                 36-3526027
-----------------------------------------      ---------------------------------
         (Commission File Number)              (IRS Employer Identification No.)

          5353 Manhattan Circle
                Suite 101
               Boulder, CO                                   80303
-----------------------------------------                    ------
 (Address of principal executive offices)                  (Zip Code)

                                  303-499-6000
                     ---------------------------------------
                           (Issuer's Telephone Number)

                                 Not applicable.
                     ---------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On September 24, 2007, the shareholders of Discovery Technologies, Inc., a Kansas corporation ("Discovery Technologies Kansas) approved the merger of Discovery Technologies Kansas into Discovery Technologies, Inc., a Nevada corporation ("Discovery Technologies Nevada"), by a vote of : 15,266,952 shares for; 0 shares against; and 0 shares abstained. The merger, scheduled to be effective on October 16, 2007, will be as provided in the Agreement and Plan of Merger included as an exhibit to the definitive proxy statement filed with the Commission on August 31, 2007.

In accordance with the Agreement and Plan of Merger, the following events are scheduled to occur, effective October 16, 2007: 1) a change in registrant's domicile from the State of Kansas to the State of Nevada; 2) the adoption of the Articles of Incorporation of Discovery Technologies Nevada under the laws of the state of Nevada (as provided in the proxy materials); 3) the issued and outstanding shares of common stock of Discovery Technologies Kansas will automatically convert into the right to receive shares of Discovery Technologies Nevada Common Stock at a ratio of nine (9) shares of common stock of Discovery Technologies Kansas for one (1) share of Discovery Technologies Nevada Common Stock; 4) the adoption of the bylaws of Discovery Technologies Nevada under the laws of the state of Nevada (as provided in the proxy materials); and 5) the persons presently serving as executive officers and directors of Discovery Technologies Kansas will serve in their same respective positions with Discovery Technologies Nevada.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (d)      Exhibits

                  None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DISCOVERY TECHNOLOGIES, INC.


                                    By:  /s/ Michael Friess
                                        -------------------------------
                                    Name: Michael Friess
                                    Title: Chief Executive Officer and President

Dated: September 26, 2007